SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): August 28, 2007

SARS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-51046	33-0677545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

19119 Northcreek Parkway, Suite 201
Bothell, WA 98011
 (Address of principal executive offices)

Registrant’s telephone number, including area code: 866-276-7277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report is amended to include statements of operations and cash flows for the nine month periods ended June 30, 2006, and to file June 30, 2007 condensed consolidated financial statements restated for correction of an error in recording expense relating to reduction in preferred stock conversion price and stock warrant purchase price.

Item 9.01                Financial Statements and Exhibits
Please see the Exhibit Index immediately following the signature page.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2008

SARS CORPORATION

	By:	/s/ Clayton Shelver
Clayton Shelver Chief Executive Officer

Exhibit No.	Description	Location

3.1	Articles of Incorporation	Incorporated by reference to Exhibit 3.0 filed with Form 10-SB12G on February 24, 1999.

3.1.1	Certificate of Amendment to the Articles of Incorporation	Incorporated by Reference to Exhibit 3.0 filed with Form 10-QSB on August 13, 2007.

10.1	Agreement and Plan of Merger	Incorporated by Refernce to Exhibit 10.1 filed with Form 8-K on August 31, 2007.

99.1	Audited Financial Statements of Business Acquired, as initially filed.	Incorporated by Refernce to Exhibit 99.1 filed with Form 8-K on August 31, 2007.

99.2	Financial Statements of Mycom Group, Inc.	Incorporated by Refernce to Exhibit 99.2 filed with Form 8-K on August 31, 2007.

99.3	Unaudited Financial Statements of Business Acquired, as amended.	Attached.